                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

                        Date of Amendment June 27, 1997



                            MEDICAL RESOURCES, INC.
                            -----------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   Delaware                        0-20440                    13-3584552
   --------                        -------                    ----------
(State or Other                   (Commission              (I.R.S. Employer
Jurisdiction)                     File Number)             Identification No.)



155 State Street, Hackensack, N.J.                                  07013
---------------------------------------                             -----
(Address of Principal Executive Office)                           (Zip Code)

Registrant's telephone number, including area code         (201) 488-6230
                                                           --------------

          ____________________________________________________________


                                 AMENDMENT NO 1


                 The undersigned registrant hereby amends its
             Current Report on Form 8-K, filed on September 13, 1996
                      to add Item 7 as set forth herein.

Item 7.          FINANCIAL STATEMENTS AND EXHIBITS.
                 ----------------------------------

     (a) Financial statements
         --------------------

         The consolidated balance sheets of NMR as of March 31, 1996 and June 30, 1996 and the consolidated statements of income, cash flows and stockholders' equity for the three months ended June 30, 1996, are incorporated herein by reference to the Financial Statements of the Quarterly Report on Form 10-QSB of NMR for the three months ended June 30, 1996.

                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MEDICAL RESOURCES, INC.


                                    By: /s/ William D. Farrell
                                        -------------------------------------
                                        William D. Farrell
                                        President and Chief Operating Officer

Dated: June 27, 1997